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                                                                   EXHIBIT 10.11

                     SECOND AMENDMENT TO TERM LOAN AGREEMENT

          SECOND AMENDMENT, dated as of March 5, 2002 (this "AMENDMENT"), to the Term Loan Agreement, dated as of March 15, 1999, as amended by the Amendment dated as of May 12, 2000 (such Term Loan Agreement, as amended, supplemented or otherwise modified from time to time, the "TERM LOAN AGREEMENT"), among B&G FOODS HOLDINGS CORP., a Delaware corporation ("HOLDINGS"), B&G FOODS, INC., a Delaware corporation (the "BORROWER"), the several banks and other financial institutions or entities from time to time parties to the Term Loan Agreement (the "LENDERS"), LEHMAN BROTHERS INC., as advisor, lead arranger and book manager (in such capacity, the "ARRANGER"), THE BANK OF NEW YORK, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), HELLER FINANCIAL, INC., as co-documentation agent (in such capacity, the "CO-DOCUMENTATION AGENT"), LEHMAN COMMERCIAL PAPER INC., as syndication agent (in such capacity, the "SYNDICATION AGENT"), and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").

                              W I T N E S S E T H:

          WHEREAS, Holdings and the Borrower have requested that the Lenders amend, and the Lenders have agreed to amend, certain of the provisions of the Term Loan Agreement, upon the terms and subject to the conditions set forth below;

          NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, Holdings, the Borrower, the Lenders and the Administrative Agent hereby agree as follows:

          1. DEFINITIONS. All terms defined in the Term Loan Agreement shall have such defined meanings when used herein unless otherwise defined herein.

          2. AMENDMENT OF SECTION 1.1 (DEFINED TERMS). Section 1.1 of the Term Loan Agreement is hereby amended by deleting the definition of "Senior Subordinated Notes" in its entirety and inserting, in proper alphabetical order, the following defined terms and related definitions:

          "'SENIOR SUBORDINATED NOTES': the collective reference to Senior Subordinated Notes I and Senior Subordinated Notes II.

          'SENIOR SUBORDINATED NOTES I': the subordinated notes of the Borrower issued in 1997 pursuant to the Senior Subordinated Note Indenture in the original aggregate principal amount of $120,000,000.

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                                                                               2

          'SENIOR SUBORDINATED NOTES II': the subordinated notes of the Borrower issued in 2002 pursuant to the Senior Subordinated Note Indenture in the aggregate principal amount of $100,000,000."

          3. AMENDMENT OF SECTION 2.7 (MANDATORY PREPAYMENTS AND COMMITMENT REDUCTIONS). Section 2.7(d) of the Term Loan Agreement is amended by adding at the end thereof immediately prior to the period at the end of the first sentence therein, the following:

          "; PROVIDED that the Net Cash Proceeds of the Senior Subordinated Notes II shall apply first to the Tranche A Term Loan Facility and second to the Tranche B Term Loan Facility."

          4. AMENDMENT OF SECTION 6.2 (LIMITATIONS ON INDEBTEDNESS). Section 6.2(g)(i) of the Term Loan Agreement is amended by replacing "$120,000,000" with "$220,000,000" and adding immediately after "220,000,000" and before the "and", the following:

          "; PROVIDED that the Net Cash Proceeds of the Senior Subordinated Notes II shall be applied as a mandatory prepayment in accordance with
          Section 2.7(d)"

          5. REPRESENTATIONS; NO DEFAULT. On and as of the date hereof, and after giving effect to this Amendment, (i) each of Holdings and the Borrower certifies that no Default or Event of Default has occurred or is continuing, and
(ii) each of Holdings and the Borrower confirms, reaffirms and restates that the representations and warranties set forth in Section 3 of the Term Loan Agreement and in the other Loan Documents are true and correct in all material respects, PROVIDED that the references to the Term Loan Agreement therein shall be deemed to be references to this Amendment and to the Term Loan Agreement as amended by this Amendment.

          6. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective on and as of the date that:

          (a) the Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered by a duly authorized officer of each of Holdings and the Borrower;

          (b) the Administrative Agent shall have received executed Lender Consent Letters, substantially in the form of Exhibit A hereto ("LENDER CONSENT LETTERS"), from Lenders whose consent is required pursuant to Section 9.1 of the Term Loan Agreement;

          (c) the Administrative Agent shall have received an executed Acknowledgment and Consent, in the form set forth at the end of this Amendment, from each Loan Party other than the Borrower and Holdings;

          (d) the Administrative Agent shall have received an executed certificate of an officer of each of Holdings and the Borrower in form satisfactory to the Administrative Agent as

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to the accuracy of the representations and warranties set forth in Section 3 of the Term Loan Agreement and in the other Loan Documents, the absence of any Default or Event of Default after giving effect to this Amendment, and as to such other customary matters as the Administrative Agent may reasonably request;

          (e) the Administrative Agent shall have received for the account of each Lender executing and delivering this Amendment by March 5, 2002 a fee of 1/10 of 1% of the aggregate principal amount Tranche A Term Loans and Tranche B Term Loans held by such Lender under the Term Loan Agreement; and

          (f) the Administrative Agent shall be satisfied that amendments to the Revolving Credit Agreement consistent with the amendments effected hereby have become effective.

          7. LIMITED CONSENT AND AMENDMENT. Except as expressly amended herein, the Term Loan Agreement shall continue to be, and shall remain, in full force and effect. This Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Term Loan Agreement or any other Loan Document or to prejudice any other right or rights which the Lenders may now have or may have in the future under or in connection with the Term Loan Agreement or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

          8. COUNTERPARTS. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                  B&G FOODS HOLDINGS CORP.


                                  By: /s/ Robert Cantwell
                                     ----------------------------------------
                                   Name:  Robert C. Cantwell
                                   Title: Executive Vice President Finance

                                  B&G FOODS, INC.


                                  By: /s/ Robert Cantwell
                                     ----------------------------------------
                                   Name:  Robert C. Cantwell
                                   Title: Executive Vice President Finance

                                  LEHMAN BROTHERS INC.,
                                   as Arranger


                                  By: /s/ G. Andrew Keith
                                     ----------------------------------------
                                   Name:
                                   Title:

                                  LEHMAN COMMERCIAL PAPER INC.,
                                   as Syndication Agent, and as
                                   Administrative Agent


                                  By: /s/ G. Andrew Keith
                                     ----------------------------------------
                                   Name:
                                   Title:

                                  THE BANK OF NEW YORK, as
                                   Documentation  Agent


                                  By: /s/ Linda Mae Coppa
                                     ----------------------------------------
                                   Name:
                                   Title:

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                                  HELLER FINANCIAL, INC., as
                                   Co-Documentation Agent


                                  By: /s/ Julie F. Maslanka
                                     ----------------------------------------
                                   Name:
                                   Title:

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                           ACKNOWLEDGMENT AND CONSENT

          Each of the undersigned parties to the Guarantee and Collateral Agreement, dated as of March 15, 1999 and as amended, supplemented or otherwise modified from time to time, made by the undersigned in favor of Lehman Commercial Paper Inc., as Administrative Agent, for the benefit of the Lenders, hereby (a) consents to the transactions contemplated by the Amendment to the Term Loan Agreement, (b) consents to the transactions contemplated by the Amendment to the Revolving Credit Agreement and (c) acknowledges and agrees that the guarantees and grants of security interests contained in the Guarantee and Collateral Agreement and in the other Security Documents are, and shall remain, in full force and effect after giving effect to such Second Amendments and all prior modifications to the Term Loan Agreement and the Revolving Credit Agreement.

                            BGH  HOLDINGS, INC.


                            By: /s/ Robert Cantwell
                               -----------------------------------------
                            Title: Executive Vice President Finance


                            BLOCH & GUGGENHEIMER, INC.


                            By: /s/ Robert Cantwell
                               -----------------------------------------
                            Title: Executive Vice President Finance


                            POLANER, INC.


                            By: /s/ Robert Cantwell
                               -----------------------------------------
                            Title: Executive Vice President Finance


                            RWBV ACQUISITION CORP.


                            By: /s/ Robert Cantwell
                               -----------------------------------------
                            Title: Vice President Finance

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TRAPPEY'S FINE FOODS, INC.


By: /s/ Robert Cantwell
   -----------------------------------------
Title: Executive Vice President Finance


MAPLE GROVE FARMS OF VERMONT, INC.


By: /s/ Robert Cantwell
   -----------------------------------------
Title: Executive Vice President Finance


HERITAGE ACQUISITION CORP.


By: /s/ Robert Cantwell
   -----------------------------------------
Title: Vice President Finance


WILLIAM UNDERWOOD COMPANY


By: /s/ Robert Cantwell
   -----------------------------------------
Title: Vice President Finance